UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2010

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court
Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events

On November 24, 2010, the Compensation & Personnel Committee of the Board of Directors of SRA International, Inc. (the “Company”) approved the forms of award agreements to be used in connection with the grant of awards of nonqualified stock options and restricted stock to the Company’s employees, officers, directors, consultants and advisors pursuant to the SRA International, Inc. 2010 Incentive Plan (the “Plan”). The Plan was approved at the Annual Meeting of Stockholders on October 28, 2010.

The Form of Non-Qualified Stock Option Agreement and the Form of Restricted Stock Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, which exhibits are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option Agreement (Filed herewith).

10.2	Form of Restricted Stock Agreement (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: November 30, 2010	/s/ MARK D. SCHULTZ
Mark D. Schultz
Senior Vice President & General Counsel